Exhibit 99.1

Roman DBDR Acquisition Corp. II Appoints Hunter Gary to Board of Directors and Al Basseri as Chief Technology Officer, Ahead of Proposed Business Combination with ThomasLloyd Climate Solutions

NEW YORK, NY, May 15, 2026 – Roman DBDR Acquisition Corp. II (“Roman DBDR” or the “Company”) (Nasdaq: DRDB) today announced the appointment of Hunter Gary to its Board of Directors (the “Board“) and Al Basseri as Chief Technology Officer, as the Company continues preparations to complete its previously announced business combination with ThomasLloyd Climate Solutions B.V. (“ThomasLloyd”), a vertically integrated sustainable energy and technology solutions provider (the “Proposed Business Combination”).

“We are thrilled to welcome Hunter to the Board of Directors and Al as our Chief Technology Officer as we prepare to complete our business combination with ThomasLloyd,” said Dixon Doll, Jr., Chairman and CEO of Roman DBDR. “Hunter’s exceptional experience overseeing operations across multiple industries, combined with his deep expertise in driving operational excellence and proven leadership in corporate governance, make him an invaluable addition to our Board. Al’s extensive experience in AI infrastructure, data center architecture, and technology innovation will be instrumental in supporting our strategic technology initiatives and driving operational excellence as we move forward with our proposed business combination. Together, they bring the leadership and expertise necessary to support our continued growth and success.”

Hunter Gary Appointed to Board of Directors

Hunter Gary brings extensive operational leadership and corporate governance experience across diverse industries, including automotive, energy, government, hospitality, manufacturing, metals, pharmaceutical, real estate, and technology to the Board of Roman DBDR. He most recently served as Senior Managing Director of Icahn Enterprises L.P. (Nasdaq: IEP), a diversified holding company, from November 2010 until July 2024. At IEP, Mr. Gary was responsible for monitoring portfolio company operations, implementing operational value enhancement, and leading activities in areas including technology, merger integration, supply chain, organization transformation, real estate, business process outsourcing, SG&A reduction, risk management, and human resources. Mr. Gary has served as President and Chief Executive Officer of Cadus Corporation (Nasdaq: KDUS) from March 2014 until June 2018. He was also employed by Icahn Associates Corporation from June 2003 to October 2010, where he held various positions, including most recently serving as Chief Operating Officer of Icahn Sourcing LLC, a group purchasing organization. Mr. Gary also served in a public governmental capacity from 2004 until 2008 as an elected City Council Member and Vice Mayor of Indian Creek Village in Florida. From 1997 to 2002, Mr. Gary was employed by Kaufhof Warenhaus AG, a former subsidiary of the Metro Group, where he served as a Managing Director, spearheading retail innovation.

Mr. Gary has served on more than 25 public and private company boards across multiple sectors, including as a director of American Electric Power Company, Inc. (Nasdaq: AEP); American Railcar Industries, Inc. (Nasdaq: ARII); Conduent Inc. (Nasdaq: CDNT); CVR Energy, Inc. (NYSE: CVI); Federal-Mogul Holdings Corporation (Nasdaq: FDML); Herbalife Nutrition Ltd. (NYSE: HLF); Herc Holdings Inc. (Nasdaq: HRI); PepBoys (NYSE: PBY); Tropicana Entertainment (OTC: TPCA); Viskase (OTC: VKSC); Voltari Corporation (Nasdaq: VLTC); and XO Communications (Nasdaq: XOXO). Mr. Gary received his Bachelor of Science degree with senior honors from Georgetown University as well as a certificate of executive development from Columbia Graduate School of Business.

Al Basseri Appointed as Chief Technology Officer

Al Basseri is a seasoned technology executive with more than 25 years of leadership experience spanning AI infrastructure, data centers, cybersecurity, cloud computing, and fintech. He specializes in designing and scaling high-performance, cloud-native, and hybrid infrastructure environments that support modern AI workloads, including GPU-intensive and real-time data platforms.

Mr. Basseri currently serves as an executive at eGain in Silicon Valley. Previously, he was Chief Technology Officer at Ferret, where he led development of a generative AI platform focused on delivering real-time, unbiased intelligence. He also served as CTO of FortressSecure, concentrating on decentralized AI cybersecurity solutions for multi-cloud storage environments.

Throughout his career, Mr. Basseri has held executive and senior leadership roles at several prominent technology companies, including Fusion-io, which completed its IPO in 2011, and Violin Memory, which went public in 2013. His experience supporting high-growth companies through scale and public market transitions has made him a trusted advisor to executive teams and investors on technology strategy, AI infrastructure, and data center investments.

Additional leadership roles include CEO of Scalytics and Senior Vice President of Field Engineering at DBM Cloud Systems, where he contributed to innovative cloud resource management solutions. He has also held senior positions at Tegile Systems, Western Digital, ASI Corp, Neonode, and Supergate, building deep expertise across storage infrastructure, enterprise systems, and business development.

Mr. Basseri has led the development of secure, AI-driven platforms and digital ecosystems for both global enterprises and emerging technology companies. His expertise spans infrastructure architecture, cybersecurity, identity and payments, and trust-based systems, with a strong emphasis on scalability, compliance, and operational efficiency. Mr. Basseri holds a Bachelor of Science degree in Computer Science from San Jose State University and pursued graduate studies in Computer Science and Business at University of California, Santa Cruz.

“As global power demand is surging, it’s an exciting time to join Roman DBDR,” said Mr. Basseri. “The convergence of sustainable energy and advanced technology infrastructure presents significant opportunities for innovation and impact. I look forward to leveraging my experience in AI, data center infrastructure, and scalable technology platforms to support Roman DBDR’s strategic objectives and contribute to the success of the ThomasLloyd business combination.”

About ThomasLloyd Climate Solutions

Founded in 2003, ThomasLloyd is a vertically integrated sustainable energy and technology solutions provider, integrating development, investment, operations, and technology on a single energy and decarbonization platform. The company operates across renewable power generation capacity, related transmission and distribution infrastructure, sustainable fuels production, water and waste treatment systems, energy efficiency solutions for the mobility and buildings sectors, and climate finance, serving governments, corporations, and institutional and private investors worldwide. The ThomasLloyd team has collectively structured, managed and operated 115 projects across more than 20 countries, representing approximately 28 gigawatts of power generation capacity across conventional and renewable energy and related infrastructure, leveraging deep financial, technical, social and operational expertise to generate long-term value while advancing the global energy transition. Visit https://www.thomas-lloyd.com.

About Roman DBDR Acquisition Corp. II

Roman DBDR Acquisition Corp. II (Nasdaq: DRDB) is a publicly traded special purpose acquisition company focused on identifying and partnering with high-growth companies. Founded by seasoned investors with more than 20 years of shared experience operating and investing in both private and public companies across multiple industries, Roman DBDR brings deep operational insight, strategic capital, and a powerful network to emerging businesses seeking to scale and succeed in public markets. The firm’s mission is to combine with innovative companies to accelerate growth, disrupt incumbents, and generate significant long-term value.

The group’s prior SPAC, Roman DBDR Tech Acquisition Corp. went public in November 2020, raising US$236 million, and completed its merger with CompoSecure Holdings, Inc. (“CompoSecure”) in December 2021. The merger included a US$175 million fully committed exchangeable notes and common stock PIPE financing led by funds and accounts managed by BlackRock and Highbridge Capital Management. In January 2026, CompoSecure completed its merger with Husky Technologies Limited and rebranded to GPGI, Inc. (NYSE: GPGI).

Additional Information about the Proposed Business Combination and Where to Find It

The Proposed Business Combination will be submitted to shareholders of Roman DBDR for their consideration. The parties to the definitive business combination agreement (the “Business Combination Agreement”) intend to file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements (the “Proxy Statement”) to be distributed to Roman DBDR’s shareholders in connection with Roman DBDR’s solicitations of proxies from Roman DBDR’s shareholders with respect to the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement, as well as the prospectus relating to the offer of the securities to be issued to the shareholders of ThomasLloyd in connection with the completion of the Proposed Business Combination. After the Registration Statement / Proxy Statement has been filed and declared effective by the SEC, Roman DBDR will mail a definitive proxy statement/prospectus and other relevant documents relating to the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement to Roman DBDR’s shareholders as of a record date to be established for voting on the Proposed Business Combination. Before making any voting or investment decision, Roman DBDR’s shareholders, ThomasLloyd’s shareholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by Roman DBDR in connection with the Proposed Business Combination and other matters to be described in the Registration Statement / Proxy Statement, when they become available because they will contain important information about Roman DBDR, ThomasLloyd and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary Registration Statement / Proxy Statement, the definitive Registration Statement / Proxy Statement and other documents filed by Roman DBDR with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405.

Forward-Looking Statements

This press release includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations relating to the Proposed Business Combination and other related transactions, including regarding the ThomasLloyd platform. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Roman DBDR. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to special purpose acquisition companies) that could adversely affect the combined company or the expected benefits of the Proposed Business Combination and other related transactions; failure to realize the anticipated benefits of the Proposed Business Combination and other related transactions; risks related to ThomasLloyd, including but not limited to (i) its ability to raise capital, implement strategy and identify suitable sustainable investment opportunities, (ii) political developments, laws and regulations in areas where ThomasLloyd operates, (iii) increased competition in the industries where ThomasLloyd operates, (iv) supply of natural resources necessary for ThomasLloyd’s operations, (v) reliance on third-party supplier and service providers, (vi) the effects of climate change, extreme weather events, and seismic events, and (vii) fluctuations in currency markets. Additional risks related to Roman DBDR include those factors discussed in documents Roman DBDR has filed or will file with the SEC and also set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Roman DBDR’s Annual Report on Form 10-K for the year ended December 31, 2025, and in those documents that Roman DBDR has filed, or will file, with the SEC.

If any of these risks materialize or Roman DBDR’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Roman DBDR does not presently know or that Roman DBDR currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s expectations, plans, or forecasts of future events and views as of the date of this press release and are qualified in their entirety by reference to the cautionary statements herein. Roman DBDR anticipates that subsequent events and developments will cause Roman DBDR’s assessments to change. These forward-looking statements should not be relied upon as representing Roman DBDR’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Roman DBDR nor any of its affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

Roman DBDR, ThomasLloyd, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from Roman DBDR’s shareholders with respect to the Proposed Business Combination and the other matters set forth in the Registration Statement / Proxy Statement. Information regarding Roman’s directors and executive officers, and a description of their interests in Roman DBDR is contained in Roman DBDR’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the Registration Statement / Proxy Statement relating to the Proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement / Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This press release is not a substitute for the registration statement or for any other document that TL Topco PLC, Roman DBDR and ThomasLloyd may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Roman DBDR, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Contacts

Investors

Caldwell Bailey

RomanDBDR@icrinc.com

Media

Matt Dallas
RomanDBDR@icrinc.com